SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  March 16, 2006

(Date of Earliest Event Reported)

TRUE PRODUCT ID, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-29249	16-1499611
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1500 Market Street (2600 Centre Square, Philadelphia, PA

19102

(Address of  Principal Executive Offices)

           (Zip Code)

(215) 496-8102

(Registrant's Telephone Number Including Area Code)

ONTV, Inc. 24444 Innovation Way-Bldg 10, Rochester, New York 14624

(Former name or former address if changed since last report)

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION

ITEM 8.01: OTHER EVENTS

The Registrant has recently effected a number of changes dealing with its name, symbol and capital structure of Registrant.  Specifically:

1.

On March 16, 2005, the Registrant acquired a technology license (“License”) from Sure Trace Security Corporation (“SSTY”) for an initial term of five years, with an automatic renew for additional five years.  The License granted the Registrant the worldwide rights to manufacture and sell products using SSTY’s anti-counterfeiting technology.  In exchange for this license, the Registrant issued 52,349,249 shares of common stock and 16,000 shares of preferred stock, valued in total at $598,927.

2.

On May 4, 2006, the Registrant amended its Articles of Incorporation to change its name to True Product ID, Inc. effective upon a date declared by the NASD.

3.

On the same date, the Registrant also amended its Articles of Incorporation to increase the authorized shares of common stock from 100,000,000 shares to 1,000,000,000 shares of which 800,000,000 shares are designated as Class A and 200,000,000 are designated as Class B.

4.

On May 8, 2006, Registrant declared a 2 for 1 forward stock split of the Registrant’s common stock, to be effective upon a date declared effective on by the NASD.

5.

Finally, SSTY (which owns 80% of the Registrant, a subsidiary of  SSTY) intends to declare a dividend of restricted shares it holds, effective upon a date to be declared effective, to Registrant’s shareholders at a ratio of 1 share of TPDI for each 19 shares of  SSTY currently owned.

6.

The NASD declared effective the name change (May 18, 2006); issued TPDI as Registrant’s new trading symbol (May 18, 2006); has declared Registrant’s forward split (May 22, 2006) and associated ex-dividend date (May 23, 2006); and will declare the spin-off/dividend to SSTY shareholders of record on May 25, 2006 (with an associated payment date of May 30, 2006).

As a result of the foregoing, the Registrant is now True Product ID, Inc., it has been recapitalized as outlined and, once the shares are spun-off, the Registrant will be a free standing company, operating autonomously from SSTY.

Other than as described in the Form 8-K, Registrant is not aware of any plans or proposals which would result in any material change in its present capitalization or dividend policy; any other material change in Registrant’s business or corporate structure; any changes in Registrant’s charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of Registrant by any person; causing a class of securities of Registrant to be delisted from national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association; a class of equity securities of Registrant becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Ace; or any action similar to any of those enumerated above.

Item 9.01:  Financial Statements and Exhibits

 None

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRUE PRODUCT ID, INC.

/s/ Richard A. Bendis______

Richard A. Bendis, President

Dated:  May 22, 2006